EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 27, 2004 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), VENTURI TECHNOLOGY PARTNERS, LLC, a North Carolina limited liability company (“VTP”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”; COMSYS Services, VTP and COMSYS IT are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI CORP., a Delaware corporation (“PFI Holdings”), COMSYS HOLDING, INC., a Delaware corporation (“COMSYS Holdings”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions parties hereto (each, a “Lender”), and MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger and as a Lender.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, PFI Holdings, COMSYS Holdings, the Agent, ING Capital LLC, as Documentation Agent and as a Lender, GMAC Commercial Finance LLC, as Syndication Agent and as a Lender and the other Lenders have entered into that certain Credit Agreement dated as of September 30, 2004 (as the same hereafter may be amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments.

2.1 Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base” set forth therein and substituting the following definition therefor:

“Borrowing Base” means, as of any date of calculation, a dollar amount calculated pursuant to the Borrowing Base Certificate most recently delivered to Agent in accordance with the terms hereof, equal to the sum of eighty-five percent (85%) (subject to adjustment as provided below) of Eligible Billed Accounts plus eighty-five percent (85%) (subject to adjustment as provided below) of Eligible Unbilled Accounts and minus (i) from the period commencing on the Closing Date through and including delivery of the Borrowing Base Certificate required pursuant to Section 4.1(m)(i) for the fiscal month ending closest to June 30, 2005, the Restructuring Reserve and (ii) any other Reserves then established by Agent. Agent may, from time to time, in the exercise of its Permitted Discretion reduce or increase any percentage amount set forth in the immediately preceding sentence (any such increase not to exceed the percentages established on the Closing Date). Agent shall provide the Funds Administrator with prior written notification of any change in the percentage amount pursuant to the preceding sentence together with a reasonably detailed description of the reason for such change.

2.2 Section 4.1(m). Section 4.1(m) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(m) (i) as soon as available and in any event within fifteen (15) Business Days after the end of each calendar month through and including December, 2004 and within ten (10) Business Days after the end of each fiscal month ending thereafter, and from time to time upon the request of Agent (which request may be made as frequently as daily), a Borrowing Base Certificate as of the last day of the month most recently ended (or, in the case of Borrowing Base Certificates requested more frequently than monthly, as of the second preceding Business Day) and (ii) during the period commencing on the Closing Date through and including the date of delivery of the Borrowing Base Certificate required pursuant to clause (i) of this Section 4.1(m) for the fiscal month ending closest to June 30, 2005, within fifteen (15) calendar days after the delivery of each Borrowing Base Certificate referred to in clause (i) of this Section 4.1(m), an update of the most recent Borrowing Base Certificate previously delivered pursuant to clause (i) of this Section 4.1(m) updated solely to reflect any expenditures since the delivery of the most recently delivered Restructuring Reserve Certificate in respect of the Restructuring and the corresponding decrease in the Restructuring Reserve as of the end of the fiscal month most recently ended;”

2.3 Section 4.1(o). Section 4.1(o) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(o) together with each delivery of the Borrowing Base Certificates pursuant to Section 4.1(m)(i) and Section 4.1(m)(ii), during the period commencing on the Closing Date through and including the delivery of the Borrowing Base Certificate for the fiscal month ending closest to June 30, 2005, a Restructuring Reserve Certificate;”

2.4 Section 4.1(p). Section 4.1(p) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(p) as soon as available and in any event within fifteen (15) Business Days after the end of each fiscal month through and including December, 2004 and within ten (10) Business Days after the end of each fiscal month ending thereafter, on a monthly basis or more frequently as Agent may reasonably request, (i) agings of Accounts, (ii) unbilled revenue from the general ledger, (iii) vworx unbilled accounts, (iv) fixed price contracts report, (v) accrued rebates report, (vi) schedules of contra-accounts, (vii) schedules of deferred revenue, (viii) schedule of unapplied debits and credits, (ix) federal government receivables report, (x) schedule of unapplied cash, (xi) schedule of eliminating entries, (xii) schedule of foreign accounts, (xiii) schedule of customer refunds, (xiv) schedule of discount reserves, (xv) schedule of accounts payable and (xvi) a reconciliation report in the form set forth in Exhibit F, with respect to the Borrowing Base Certificate most recently delivered to Agent pursuant to Section 4.1(m)(i), the financial statements of the Credit Parties delivered to Agent, the Borrowers’ general ledger and/or the reports required pursuant to this paragraph, each in form and substance, and with such supporting detail and documentation, as may be reasonably requested by Agent;”

2.5 Section 7.4. Section 7.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Section 7.4 Minimum Revolving Loan Borrowing Availability.

The Credit Parties will not at any time permit Net Borrowing Availability to be less than $5,000,000. For purposes of this Section 7.4, Net Borrowing Availability as of any date of calculation shall be calculated by reference to the Borrowing Base Certificate most recently delivered to Agent in accordance with the terms of this Agreement, with such adjustments as are appropriate (i) to accurately reflect outstanding Loan amounts as of any such date of calculation, (ii) for so long as the Restructuring Reserve is in effect, to accurately reflect any expenditures in respect of the Restructuring not reflected in such Borrowing Base Certificate and (iii) to accurately reflect any other credit exposure as of such date of calculation, as determined by the Agent. In the event the Borrowers shall at any time fail to deliver to Agent a Borrowing Base Certificate within the time period required under this Agreement, Agent shall calculate Net Borrowing Availability by reference to the most recently delivered Borrowing Base Certificate, with such adjustments to the values of Eligible Billed Accounts and Eligible Unbilled Accounts as Agent deems appropriate in the exercise of its reasonable credit judgment.”

2.6 Section 12.5(a). Clause (a) of Section 12.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(a) unless signed by all the Lenders: (i) reduce the principal of, rate of interest on or any fees with respect to any Loan or Reimbursement Obligation; (ii) postpone the date fixed for any payment (other than a payment pursuant to Section 2.1(c)) of principal of any Loan, or of any Reimbursement Obligation or of interest on any Loan or any Reimbursement Obligation or any fees hereunder or for any termination of any commitment; (iii) change the definition of the term Required Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (iv) amend or waive this Section 12.5 or the definitions of the terms used in this Section 12.5 insofar as the definitions affect the substance of this Section 12.5; (v) consent to the assignment, delegation or other transfer by any Credit Party of any of its rights and obligations under any Financing Document; or (vi) consent to the release of any guarantor of the Obligations from its obligations and liabilities arising under any Guarantee; and”

3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

(a)	the execution and delivery of this Amendment by each Credit Party that is a party hereto, the Agent and Required Lenders;

(b)	the truth and accuracy of the representations and warranties contained in Section 4 hereof; and

(c)	the Borrowers shall have delivered to Agent (i) an update of the Borrowing Base Certificate previously delivered pursuant to Section 4.1(m)(i) of the Credit Agreement for the fiscal month ended closest to September 30, 2004, updated solely to reflect any expenditures in respect of the Restructuring and the corresponding decrease in the Restructuring Reserve as of October 15, 2004 and (ii) a Restructuring Reserve Certificate reflecting expenditures made by the Credit Parties through October 15, 2004.

4. Representations and Warranties. Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct as of the date hereof, except to the extent that any such representation or warranty relates to a specific date, in which case such representation and warranty shall be true and correct as of such earlier date;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	no Default or Event of Default exists.

5. No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the

Financing Documents. Except as amended hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

9. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

10. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

11 Reaffirmation. Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Financing Documents or serve to effect a novation of the Obligations.

[remainder of page intentionally left blank;

signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:

COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

VENTURI TECHNOLOGY PARTNERS, LLC, a North Carolina limited liability company, as a Borrower

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS HOLDING, INC., a Delaware corporation

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PFI CORP., a Delaware corporation

By:	/s/ DAVID L. KERR
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

AGENT AND LENDER:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender

By:	/s/ Scott E. Gast
Name:	Scott E. Gast
Title:	Vice President

LENDERS:

GMAC COMMERCIAL FINANCE LLC, as a Lender

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Vice President

ING CAPITAL LLC, as a Lender

By:	/s/ DARYN K. VENÉY
Name:	Daryn K. Venéy
Title:	Vice President

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ JOHN FARRACE
Name:	John Farrace
Title:	Senior Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ ROBERT HEINZ
Name:	Robert Heinz
Title:	Senior Vice President

LOAN FUNDING VII LLC, as a Lender

By:	Highland Capital Management, L.P., as Collateral Manager

	By:	/s/ TODD TRAVERS
	Name:	Todd Travers
	Title:	Senior Portfolio Manager

FRIEDBERGMILSTEIN PRIVATE CAPITAL FUND I, as a Lender

By:	/s/ ERIC A. GREEN
Name:	Eric A. Green
Title:	Senior Partner